SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): JANUARY 15, 2002

                            THE X-CHANGE CORPORATION
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)


                               0 41703 43-1594165
          (Commission File Number) (IRS Employer Identification Number)


               36 WEST 44TH STREET, SUITE 1209, NEW YORK, NY 10036 (Address of principal executive offices including zip code)


                                 (646) 728-7023
               (Registrant's telephone number including area code)


                   48 S.W. 16TH STREET, DANIA BEACH, FL 33004
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGE IN CONTROL OF REGISTRANT.

TERMS OF ACQUISITION OF WEBIX INC.: On January 15, 2002, The X-Change Corporation, a publicly-held Nevada corporation (the "Company" or "XCHC"), closed under an Agreement and Plan of Merger which had been entered into on December 14, 2001 (the "Plan of Merger"). The closing resulted in X-Change Technologies Corp., a Delaware corporation ("XCHC Technologies") which is the wholly-owned subsidiary of XCHC, acquiring the business and operations of WEBiX Inc., a privately-held Florida corporation ("WEBiX") in exchange for the issuance by XCHC of a controlling interest in its shares to the former shareholders of WEBiX. XCHC Technologies had been formed solely for the purpose of effecting the Plan of Merger and had no assets, liabilities or operations at the time of the closing. Upon the closing of the merger transaction, the shareholders of XCHC elected a new board of directors which, in turn, appointed new executive officers for XCHC.

Under the Plan of Merger, the Company acquired the business and operations of WEBiX by issuing (a) 24,000,000 shares of common stock (the "XCHC Common Shares") to WEBiX common shareholders on a pro rata basis, and (b) 4,000,000 shares of Series A Preferred Stock (the "XCHC Preferred Shares") and 40,000,000 warrants (the "XCHC Warrants") to WEBiX preferred shareholders on a pro rata basis. Immediately prior to closing, certain existing shareholders of XCHC surrendered approximately 9,500,000 XCHC Common Shares to treasury, which reduced the number of outstanding XCHC Common Shares immediately prior to closing to 13,002,000. Following the closing, the Company has outstanding 37,002,000 XCHC Common Shares, 4,000,000 XCHC Preferred Shares and 40,000,000 XCHC Warrants.

The XCHC Preferred Share provisions are attached as an exhibit to this filing. Reference is made to that exhibit for a more thorough understanding of the terms and conditions of the XCHC Preferred Shares. In summary, the XCHC Preferred Shares (a) are a series of up to 5,000,000 shares termed Series A Convertible Preferred Stock, (b) have a liquidation preference of $1.00 per share, (c) are convertible at the option of the holder on a 10 XCHC Common Shares for 1 XCHC Preferred Shares basis (subject to adjustment), (d) will automatically convert in the event of (i) a public offering of XCHC Common Shares yielding gross proceeds of at least $7,500,000 at a minimum price of $3.00 per share, or (ii) in the event that holders of at least 2/3rds of the outstanding XCHC Preferred Shares elect to convert, (e) are entitled to ten votes on parity with the XCHC Common Shares on all matters which may be submitted to a vote, (f) are not redeemable, and (g) are not entitled to the declaration or receipt of dividends other than on as converted basis in the event that any dividends are declared on the XCHC Common Shares. The XCHC Preferred Shares are considered to be a common stock equivalent for financial reporting purposes.

The form of agreement evidencing the XCHC Warrants is attached as an exhibit to this filing. Reference is made to that exhibit for a more thorough understanding of the terms and conditions of the XCHC Warrants. In summary, the XCHC Warrants are exercisable to purchase one XCHC Common Share at an exercise price of $1.00 per share (subject to adjustment) for a one year period beginning on the effective date of the registration of the warrants and the underlying shares (the "XCHC Warrant Shares") with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

In connection with the closing, a Lock-Up agreement was entered into amongst various XCHC shareholders and the Company. The form of Lock-Up agreement is attached to this filing as an exhibit. Reference is made to that exhibit for a more thorough understanding of its terms and conditions. In summary, the Lock-Up agreement prevents the sale or other transfer of the subject shares by the holders prior to April 15, 2003. The parties to the Lock-Up Agreement are the holders of 8,000,000 of the 13,002,000 outstanding XCHC Common Shares at closing and the holders of the 24,000,000 shares of XCHC Common Stock issued to the former WEBiX common shareholders at closing.

Following the merger, the following persons have beneficial ownership of in excess of 5% of the outstanding shares of Common Stock of the Corporation (assuming conversion of the XCHC Preferred Shares): K. Richard B. Niehoff-14,671,450; Donald E. Weeden- 20,803,676, and John D. Weeden living trust-4,178,436.

DESCRIPTION OF THE BUSINESS OPERATIONS ACQUIRED THROUGH THE MERGER

WEBiX was formed in December 2000 for the purpose of establishing an internet based trading market for securities that are currently quoted on the OTC Bulletin Board (the "OTCBB"). At the time of the merger, WEBiX was in the development phase, had not commenced the operation of its proposed market and had no revenue producing activities. The following is a description of the proposed business of the Company following its acquisition of WEBiX.

THE OTC SECURITIES INDUSTRY AND THE BACKGROUND OF RECENT SEC REGULATORY INITIATIVES AIMED AT THE MICROCAP SECURITIES MARKETS:

Over-The-Counter (OTC) securities are composed of securities issued by publicly traded companies which are registered with the Securities and Exchange Commission (the "SEC") but which are not listed on a national securities exchange, such as the New York or American Stock Exchanges or on the automated quotation system maintained by the National Association of Securities Dealers, Inc. ("NASDAQ"). These securities are sometimes also referred to as microcap issues since the market capitalization of these companies is generally relatively small.

Price quotations of OTC microcap securities are indicated on the OTC Bulletin Board ("OTCBB"). The OTCBB principally differs from registered exchanges and NASDAQ in that it functions solely as a quotation service which provides pricing information to subscribing NASD broker-dealer members. Unlike registered exchanges, a quotation service does not impose listing standards on the issuers themselves. Further, the NASD has no authority over the issuers; instead, the
NASD merely requires OTCBB market makers to research the public filings on the issuer and to sponsor the issuer for trading by that market maker by filing an eligibility form with the NASD. The OTCBB also differs from registered exchanges and NASDAQ in that it does not provide a means for automated order executions, maintain listing standards and relationships with the quoted issuers or impose obligations on market makers similar to those imposed by NASDAQ on broker-dealers that make a market in securities that trade on the NASDAQ National Market System or on the NASDAQ Small Cap Market System.

These differences have long been a source of concern and comment by industry members, commentators, regulators and other interested parties, particularly in light of concerns over the perceived increase in the incidence of fraud in OTC securities. On March 5, 1999, the SEC proposed amendments to Rule 15c2-11 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to attempt to remedy these differences. (Exchange Act Release No. 34-41110, File No.
S7-5-00). These amendments, as proposed, would require broker-dealers who publish quotes on OTCBB securities to review and record the measures taken by them to ensure that the issuers whose securities are being quoted and traded are financially viable prior to publishing quotes. NASD member firms expressed their concern that compliance with this proposal would place an enormous and unbearable cost burden on them. One predicted effect of implementation of the proposed amendments was the elimination of "Pink Sheet" trading altogether and a commensurate dissipation in liquidity for microcap issues generally.

In response to these expressed concerns, the SEC reproposed the amendment and called for the establishment of a centralized database which would enhance the availability of, and foster access to, information about microcap issuers. This reproposal called for the establishment of a centralized information repository
(IR) that would allow subscribing broker-dealers to comply with the rule as amended without individually being required to research the issuers that they make a market in. The NASD, however, advised the SEC in its first comment that it was unable to undertake the responsibility of establishing or serving as an IR. The SEC, therefore, has encouraged the development of one or more private sector entities to act as an IR. Although proposed rulemaking has not yet been finalized and adopted by the SEC, management believes that an opportunity to establish an IR is available and it is considering the feasibility of pursuing this business opportunity. Management believes that the pending SEC rulemaking will also create an opportunity to create market infrastructure and systems which will assure an orderly market in OTC securities. It is this potential opportunity that is the focus of managements efforts at the present time and which is discussed in the section below.

THE PROPOSED BUSINESS OF THE COMPANY AS A MARKETPLACE FOR OTCBB SECURITIES:

The  Company  is  premised  on the  belief  that  effective  markets  thrive  on efficiency, investor confidence, transparency and the ready availability of information to investors and market participants. Management does not believe that the OTCBB currently functions as an effective marketplace. One sign of the current market inefficiencies is the existence of substantially larger spreads between the "bid" and "asked" price of the securities quoted on the OTCBB than those on registered exchanges or on NASDAQ. This pricing inefficiency serves to discourage trading of OTCBB issues and creates uncertainty among investors and market participants. Management believes that the SEC will continue to take steps to regulate the OTC securities industry, particularly if interest in OTC traded securities continues to increase. Recent SEC proposed rulemaking initiatives would increase the level of information concerning orders for the purchase or sale of OTCBB securities which is viewed as likely to compress the wide spread in these stocks. Management of the Company believes that the increasing levels of public demand for microcap securities coupled with the recent SEC regulatory initiatives presents a market opportunity for the establishment and operation of a central exchange or marketplace for trading in OTCBB securities that would be responsive to the concerns of the SEC, investors and market participants alike.

The Company is currently considering two approaches in which it could function as a central exchange or marketplace. The first would involve the attempt by the Company to seek registration for exchange status in the same manner as the New York or American Stock Exchanges are registered. This approach would be quite expensive and time consuming and would delay the Company's ability to implement its proposed marketplace. The second approach would require the Company (or an affiliated company) to first become registered with the SEC as a broker-dealer and to thereafter file with the SEC to be a registered operator of an Alternative Trading System ("ATS"), which would enable the Company to provide an order matching service to broker-dealer subscribers. The Company has chosen this second approach and in August 2001, through its affiliated company, WEBiX Brokerage Services, Inc., filed an application for licensure as a registered broker-dealer with the SEC and for membership in the NASD. In January 2002, WEBiX Brokerage Services, Inc. filed an application for licensure as a sponsor of an Alternative Trading System. Although the regulatory licensing process is complicated and there may be unanticipated delays, management is hopeful that these licenses will be granted in March 2002. In the event that these licenses are granted on a timely basis, the Company currently intends to launch its Alternative Trading System in April 2002. Thereafter, the Company may pursue partnership opportunities with an existing registered national securities exchange which would enhance its exposure and credibility in the marketplace and would potentially afford additional revenue producing opportunities in the form of listing fees, membership fees, and market data fees.

Upon establishment of the Company's marketplace, the Company intends to offer access to its web site on a subscription basis and further intends to charge transaction fees for all transactions that are processed through its system.

THE COMPANY'S TECHNOLOGY ENCOMPASSES THE FEATURES AND FUNCTIONALITY THAT MANAGEMENT BELIEVES WILL BE REQUIRED TO OPERATE A SUCCESSFUL MARKETPLACE:

The Company has licensed and has proceeded to customize and further develop a proprietary internet-based software trading system which offers the ability to route, display, and automatically execute orders in microcap securities in a straight through processing (STP) environment. This user-friendly, web enabled system requires no client-side software other than a standard web/internet browser. The application uses extensive caching to minimize bandwidth requirements and to thereby make the system broadly accessible.

The system is designed to handle standard brokerage order types and to report all executions in real-time to broker-dealer subscribers. The system incorporates order entry and routing features, automated, instantaneous executions of orders, automated locked-in trades, best execution methodology, an anonymous central limit order book, price and time priority, and the preferencing of orders to counterparties for execution. The OTCBB currently offers none of these features. The system provides a complete quote and sales log audit trail. In essence, the Company intends to provide a systemic infrastructure to the microcap market that has been previously available only to primary markets and their participants.

Additionally, the Company is also seeking opportunities to relicense its proprietary trading technologies for use in other non competitive exchange related applications.

DIRECTORS AND EXECUTIVE OFFICERS:


K. RICHARD B. NIEHOFF (Chairman of the Board of Directors, President and CEO). From September 2000 to January 2002, Mr. Niehoff was President and Chief Executive Officer of WEBiX Inc. Prior to that, from September 1999 to August 2000, he was President of VSX Technologies, Inc. a wholly-owned subsidiary of Unified Management Corp., where he also served as Managing Director of its broker-dealer subsidiary. From August 1998 to September 1999, Mr. Niehoff was Vice President of Wit Capital Corp. and President of the Digital Stock Market, Inc., a wholly-owned subsidiary of Wit Capital Corp. From May 1997 to August 1998, Mr. Niehoff was Vice President and Director of Third Market Corporation, a registered broker-dealer. From September 1996 to May 1997, Mr. Niehoff was the Regional Sales Manager of Interactive Brokers, LLC.

In his long career in the securities brokerage and regulatory industries, Mr. Niehoff has also served as a Managing Director of KPMG OTC Markets Project for the Republic of Poland and as an Advisor to the Polish Ministry of Privatization. Mr. Niehoff also established the Trading Services Division of the NASDAQ Stock Market and was its first executive officer. Prior to joining NASDAQ, he served as President and Chief Operating Officer of the Cincinnati Stock Exchange, a position he held for fifteen years. He also was a member of the Cincinnati and Philadelphia Exchanges, and an allied member of the New York Stock Exchange. Mr. Niehoff has been substantially involved for most of his career in the area of building on-line transaction processing equity trading systems for U.S. and global exchanges and brokerages and could be regarded as a pioneer and expert in this area. Mr. Niehoff was a founding member and Director of the Consolidated Tape Association, Composite Quote Operating Committee, and the Intermarket Trading System Committee. Additionally, he served on the Exchange Executive Coordinating Committee. He maintains principal and general licenses with the NASDR and maintains various state brokerage registrations.

Mr. Niehoff earned his dual B.A. in history and economics from the University of Cincinnati. He also attended the Colleges of Business Administration and Law at this university at the graduate level.

DONALD E. WEEDEN (Director): For the past 15 years, Mr. Weeden has been the Chairman of Weeden Securities Corporation, the general partner of Weeden & Co., L.P., a New York Stock Exchange member firm and a member of the NASD. In the 1960s and 1970s Weeden & Co., a corporation controlled by Mr. Weeden, was regarded as a pioneer and one of the leading firms in the "third market." Mr. Weeden has served on several committees of the SEC involved in market structure and the SEC's National Market Advisory Board.

Mr. Weeden has also been an active investor in high technology ventures and companies related to the securities industry. In 1959, he was a founder of National Semiconductor Corporation and has been a director since 1962. Subsequent venture investments included Instinet Corp., Autex, Cadence Design and Quantum Health. Mr. Weeden has a B.A. in economics from Stanford University.

MOLLY G. BAYLEY (Director and Executive Vice-President of the Company): From March 2001 to January 2002, Ms. Bayley was Executive Vice President of WEBiX, Inc. From December 2000 to March 2001, Ms. Bayley was Vice President, Regulation of Market Systems, Inc. Prior to that, from May 2000 to November 2000, she was a principal of Molly G. Bayley Consulting. From October 1998 to April 2000 Ms. Bayley was Vice President, Exchange Relations of OptiMark Technologies Inc. From

November 1997 to October 1998 she was Senior Managing Director of DST Catalyst, a company which built automated trading systems for stock exchanges.

In her career, Ms. Bayley has also served as a Vice President of NASDAQ Operations for the NASDAQ Stock Mark and a Director of Market Surveillance for NASDAQ. She also served as the Executive Director of the Commodity Futures Trading Commission and as an International Regulatory Advisor for Emerging Capital Markets at Arthur Andersen Consulting. Ms. Bayley has a B.A. in French from Wellesley College.

JEFFREY M. SCHAEFER (Senior Vice-President): From February 2001 to January 2002, Dr. Shaefer was Senior Vice President and Director of Research of WEBiX, Inc. From July 2000 to February 2001 he was self-employed. From November 1997 to July 2000, Dr. Schaefer was a Consultant to the Securities Industry Association. Prior to that, he was Senior Economic Advisor of Midwood Securities from March 1998 to December 1999. From June 1977 to November 1997, he was Senior Vice President and Director of Research of the Securities Industry Association.

Before joining SIA, Dr. Schaefer worked as the Director of International Financial Policy at the New York Stock Exchange. Mr. Schaefer has a B.A. in Economics from City College of New York and an M.A. and a PhD in Economics from Columbia University.

ERIC B. NISSAN (Director and Senior Vice-President): From March 2000 to January 2002, Mr. Nissan was a principal of WebIAm, Inc., a technology development and consulting firm engaged in the development of exchange related applications. From December 1997 to March 2000, he was a Programmer Analyst with Lazard Freres and Co., LLC. Prior to that, from August 1996 to December 1997, he was an Application Developer at Integrated Office Solutions.

Mr. Nissan's career has been focused on introducing and implementing technology solutions for major financial institutions and brokerage firms. As a principal and founder of WebIAm, Inc. he oversaw the day-to-day operations of the company, as well as the development of various projects relating to the delivery of real-time trading systems over the Internet. Mr. Nissan has a B.S. in Computer Science from SUNY Stony Brook.

SUSAN LAPCZYNSKI (Vice President): From June 2001 to January 2002, Ms. Lapczynski was Vice President, Market Technology and Support of WEBiX, Inc. Prior to taking her position with WEBiX, Ms. Lapczynski was a Technology Group Analyst with OptiMark Technolgies from May 1998 to June 2001. From September 1993 to May 1998, she was with Chase Securities Inc. (formerly Chemical Bank) where she was a Research Analyst in the Global Investment Banking Group and a Business Analyst in the Global Emerging Markets Group. Prior to that she was a Senior Systems Analyst with Merrill Lynch & Co., Inc., in their Capital Markets Information Systems divisions. Ms. Lapczynski has a B.A. in both French and Business Administration from Rutgers College.


             CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This filing contains certain forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, and information relating to us that are based on the beliefs of our management, as well as assumptions made by and information currently available to our management. When used in this filing, the words estimate, project, believe, anticipate, intend, expect and similar expressions are intended to identify forward-looking statements. These forward-looking statements reflect our current views with respect to future events and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated in these forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on this filing. We have no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this prospectus or to reflect the occurrence of unanticipated events.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS:  See Item 1, above.

ITEM 7. FINANCIAL STATEMENTS,  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS:

The required financial and unaudited proforma statements are included hereinin immediately following the signature page.

EXHIBITS

(c)      Exhibits

3.1      Preferred Stock Provisions (1)
4.1      Lock-Up Agreement          (1)
10.1     Merger Agreement           (1)
10.2     Form of Warrant Agreement  (1)
99.1     Press Release              (1)


(1) Incorporated by reference to Form 8K, filed January, 30, 2002.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2002         The X-Change Corporation
                                          (Registrant)

                                By: /s/ K. Richard B. Niehoff
                                K. Richard B. Niehoff, Chief Executive Officer

                            The X-Change Corporation
                          (A Development Stage Company)

                                       -:-

                          INDEPENDENT AUDITOR'S REPORT

                           DECEMBER 31, 2001 AND 2000

                                           CONTENTS

                                                                                       Page

Independent Auditor's Report...........................................................F - 1

Balance Sheets
  December 31, 2001 and 2000...........................................................F - 2

Statements of Operations
  For the Years Ended December 31, 2001 and 2000.......................................F - 3

Statement of Stockholders' Equity for the
  Period February 5, 1969 (inception) (unaudited)to December 31, 2001..................F - 4

Statements of Cash Flows
  For the Years Ended December 31, 2001 and 2000.......................................F - 5

Notes to Financial Statements..........................................................F - 6

                                 INDEPENDENT AUDITOR'S REPORT


The X-Change Corporation
(A Development Stage Company)


        We have audited the accompanying balance sheets of The X-Change Corporation (a development stage company) as of December 31, 2001 and 2000, and the related statements of operations and cash flows for the two years then ended, and the statement of stockholders' equity for the period February 5, 1969 (inception)(unaudited) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The X-Change Corporation (a development stage company) as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the two years ended December 31, 2001 and 2000 in conformity with accounting principles generally accepted in the United States of America.

                                                   Respectfully submitted



                                                   /S/ ROBISON, HILL & CO.
                                                   Certified Public Accountants

Salt Lake City, Utah
March 13, 2002

                            THE X-CHANGE CORPORATION
                          (A Development Stage Company)
                                 BALANCE SHEETS

                                                          December 31,
                                                 -------------------------------
                                                      2001            2000
                                                 --------------  ---------------

Assets - Cash                                    $            -  $           417
                                                 ==============  ===============

Current Liabilities:
   Accounts payable                              $        1,218  $         5,779
   Loans payable - shareholders                          19,821            9,900
                                                 --------------  ---------------

          Total Current Liabilities                      21,039           15,679
                                                 --------------  ---------------

Stockholders' Equity (Deficit):
  Preferred Stock, Par value $.001
     Authorized 10,000,000 shares
     Issued - None                                            -                -
  Common Stock, Par value $.001
    Authorized 100,000,000 shares,
    Issued 22,540,000 shares at December 31,
    2001 and December 31, 2000                           22,540           22,540
  Paid-In Capital                                       543,243          543,243
  Retained Deficit                                     (536,688)        (536,688)
  Deficit Accumulated During the
    Development Stage                                   (50,134)         (44,357)
                                                 --------------  ---------------

     Total Stockholders' Equity (Deficit)               (21,039)         (15,262)
                                                 --------------  ---------------
     Total Liabilities and
       Stockholders' Equity                      $            -  $           417
                                                 ==============  ===============








   The accompanying notes are an integral part of these financial statements.

                            THE X-CHANGE CORPORATION
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS

                                                                   Cumulative
                                                                      since
                                                                   October 4,
                                                                      2000
                                                                    Inception
                                       For the Year Ended              of
                                          December 31,             Development
                                 ------------------------------
                                      2001            2000            Stage
                                 --------------  --------------  ---------------
Revenues:                        $            -  $            -  $             -

General and Administrative
   Expenses:                              5,777         180,262           50,134
                                 --------------  --------------  ---------------

     Net Loss                    $       (5,777) $     (180,262) $       (50,134)
                                 ==============  ==============  ===============

Basic & Diluted loss per share   $            -  $        (0.02)
                                 ==============  ==============





















   The accompanying notes are an integral part of these financial statements.

                            THE X-CHANGE CORPORATION
                          (A Development Stage Company)
                        STATEMENT OF STOCKHOLDERS' EQUITY
      FOR THE PERIOD FROM FEBRUARY 5, 1969 (INCEPTION) TO DECEMBER 31, 2001

                                                                                          Deficit
                                                                                        Accumulated
                                                                                           Since
                                                                                        October 4,
                                                                                           2000
                                                                                       Inception of
                                           Common Stock        Paid-In     Retained     Development
                                        Shares     Par Value   Capital     Deficit         Stage
                                     ------------ ----------- ---------- ------------  -------------
Balance at February 5, 1969
(inception)                                     - $         - $        - $          -  $           -

June 11, 1969 Issuance of Stock for
cash                                          928           1    102,154            -              -
Issuance of stock for services                 50           -      6,137            -              -
Net Loss 1969 to 1993                           -           -          -     (171,352)             -
                                     ------------ ----------- ---------- ------------  -------------

Balance at December 31, 1993                  978           1    108,291     (171,352)             -
(unaudited)

Net Loss                                        -           -          -      (40,337)             -
                                     ------------ ----------- ---------- ------------  -------------

Balance at December 31, 1994                  978           1    108,291     (211,689)             -

Issuance of stock for services             48,200          48      3,676            -              -
Net Income                                      -           -          -       99,673              -
                                     ------------ ----------- ---------- ------------  -------------

Balance at December 31, 1995
and 1996                                   49,178          49    111,967     (112,016)             -

Issuance of stock for services            157,143         157     36,473            -              -
Net Loss                                        -           -          -      (36,630)             -
                                     ------------ ----------- ---------- ------------  -------------

Balance at December 31, 1997              206,321         206    148,440     (148,646)             -

Issuance of stock for services            119,636         120     27,767            -              -
Net Loss                                        -           -          -      (27,887)             -
                                     ------------ ----------- ---------- ------------  -------------

Balance at December 31, 1998              325,957         326    176,207     (176,533)             -
                                     ------------ ----------- ---------- ------------  -------------

                            THE X-CHANGE CORPORATION
                          (A Development Stage Company)
                        STATEMENT OF STOCKHOLDERS' EQUITY
      FOR THE PERIOD FROM FEBRUARY 5, 1969 (INCEPTION) TO DECEMBER 31, 2001
                                   (Continued)

                                                                                          Deficit
                                                                                        Accumulated
                                                                                           Since
                                                                                        October 4,
                                                                                           2000
                                                                                       Inception of
                                          Common Stock         Paid-In     Retained     Development
                                       Shares      Par Value   Capital     Deficit         Stage
                                    ------------- ----------- ---------- ------------  -------------

Balance at December 31, 1998              325,957         326    176,207     (176,533)             -
Return of shares to treasury              (85,957)        (86)        86            -              -
Issuance of stock for services          2,760,000       2,760    221,490            -              -
Net Loss                                        -           -          -     (224,250)             -
                                    ------------- ----------- ---------- ------------  -------------

Balance at December 31, 1999            3,000,000       3,000    397,783     (400,783)             -
as originally reported

50:1 reverse stock split               (2,940,000)     (2,940)     2,940            -              -
4:1 forward stock split                   180,000         180       (180)           -              -
                                    ------------- ----------- ---------- ------------  -------------
Restated balance at December 31,
1999                                      240,000         240    400,543     (400,783)             -

Issuance of stock for cash             14,300,000      14,300     60,700            -              -
Issuance of stock for services          8,000,000       8,000     82,000            -              -

Net Loss                                        -           -          -     (135,905)       (44,357)
                                    ------------- ----------- ---------- ------------  -------------

Balance at December 31, 2000           22,540,000      22,540    543,243     (536,688)       (44,357)

Net Loss                                        -           -          -            -         (5,777)
                                    ------------- ----------- ---------- ------------  -------------

Balance at December 31, 2001           22,540,000 $    22,540 $  543,243 $   (536,688) $     (50,134)
                                    ============= =========== ========== ============  =============






   The accompanying notes are an integral part of these financial statements.

                            THE X-CHANGE CORPORATION
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                            Cumulative
                                                                               Since
                                                                            October 4,
                                                                               2000
                                                 For the Years Ended       Inception of
                                                    December 31,            Development
                                            -----------------------------
                                                 2001           2000           Stage
                                            -------------- -------------- ---------------
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss                                    $       (5,777)$     (180,262)$       (50,134)
Increase (decrease) in accounts payable             (4,561)         5,779          30,313
                                            -------------- -------------- ---------------
  Net Cash Used in operating activities            (10,338)      (174,483)        (19,821)
                                            -------------- -------------- ---------------

CASH FLOWS FROM INVESTING
ACTIVITIES:
Net cash provided by
  investing activities                                   -              -               -
                                            -------------- -------------- ---------------

CASH FLOWS FROM FINANCING
ACTIVITIES:
Shareholder loans                                    9,921          9,900          19,821
Issuance of common stock                                 -        165,000               -
                                            -------------- -------------- ---------------
Net Cash Provided by
  Financing Activities                               9,921        174,900          19,821
                                            -------------- -------------- ---------------

Net (Decrease) Increase in
  Cash and Cash Equivalents                           (417)           417               -
Cash and Cash Equivalents
  at Beginning of Period                               417              -               -
                                            -------------- -------------- ---------------
Cash and Cash Equivalents
  at End of Period                          $            - $          417 $             -
                                            ============== ============== ===============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
  Interest                                  $            - $            - $             -
  Franchise and income taxes                $            - $            - $             -

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING
ACTIVITIES: None

          The accompanying notes are an integral part of these financial statements.

                            THE X-CHANGE CORPORATION
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        This summary of accounting policies for The X-Change Corporation (a development stage company) is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Organization and Basis of Presentation

        The Company was incorporated under the laws of the State of Delaware on February 5, 1969 as Diversified Technologies Group, Inc., the Company reincorporated and changed its domicile to the State of Nevada on October 4, 2000. The Company on December 1, 1999, entered into an agreement (Reorganization Agreement) to acquire all of the outstanding capital stock of S&J (Chatteris) Holdings Limited, a United Kingdom corporation (S&J Holdings). Pursuant to the Reorganization Agreement, the Company agreed to acquire all of the outstanding capital stock of S&J in exchange for shares of Common Stock. The Reorganization Agreement required S&J Holdings to perform certain conditions, including the delivery of audited financial statements. These conditions had not been fulfilled by February 14, 2000; therefore, the agreement was rescinded and deemed to have been void and of no effect from the beginning as if the acquisition had not occurred. All shares issued in the acquisition were returned to treasury. The Company also attempted two acquisitions in 2000, neither of which were able to deliver the required financial statements. The first was rescinded and the second was not consummated. In June 2001, the Company entered into a reorganization agreement which was later rescinded for failure to provide adequate compliance with the representations, warranties and covenants of the agreement. In July 2001, the Company changed its name to The X-Change Corporation. Since October 4, 2000, the Company is in the development stage, and has not commenced planned principal operations.

        On January 15, 2002, the Company merged with WEBiX, Inc. This merger resulted in the Company acquiring the business and operations of WEBiX in exchange for the issuance by the Company of a controlling interest in its shares to the former shareholders of WEBiX.

Nature of Business

        The Company has no products or services as of December 31, 2001. Subsequent to year end, the Company merged with WEBiX Inc (See subsequent event footnote number 7).

Cash and Cash Equivalents

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

                            THE X-CHANGE CORPORATION
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Pervasiveness of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Loss per Share

        The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:

                                                                                  Per-Share
                                                  Income           Shares           Amount
                                                  ------           ------           ------
                                                (Numerator)     (Denominator)

                                                    For the Year Ended December 31, 2001
Basic Loss per Share
Loss to common shareholders                   $        (5,777)      22,540,000  $            -
                                              ===============  ===============  ==============


                                                    For the Year Ended December 31, 2000
Basic Loss per Share
Loss to common shareholders                   $      (180,262)       9,385,000  $       (0.02)
                                              ===============  ===============  ==============

        The  effect  of   outstanding   common   stock   equivalents   would  be
anti-dilutive for December 31, 2001 and 2000 and are thus not considered.

Concentration of Credit Risk

        The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

Stock Compensation for Non-Employees

        The Company accounts for the fair value of its stock compensation grants for non-employees in accordance with FASB Statement 123. The fair value of each grant is equal to the market price of the Company's stock on the date of grant if an active market exists or at a value determined in an arms length negotiation between the Company and the non-employee.

                            THE X-CHANGE CORPORATION
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                                   (Continued)


NOTE 2 - INCOME TAXES

        As of December 31, 2001, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $587,000 that may be offset against future taxable income through 2021. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

NOTE 3 - DEVELOPMENT STAGE COMPANY/ GOING CONCERN

        The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage. Continuation of the Company as a going concern is dependent upon obtaining the additional working capital necessary to be successful in its planned activity, and the management of the Company has developed a strategy, which it believes will accomplish this objective through additional equity funding and long term financing, which will enable the Company to operate for the coming year.

NOTE 4 - COMMITMENTS

        As of December 31, 2001 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

NOTE 5 - STOCK SPLIT

        On June 6, 2000 the Board of Directors authorized 50 to 1 reverse stock split, changed the authorized number of shares to 110,000,000 shares and the par value to $.001 for the Company's stock with 100,000,000 of such shares to be denominated common shares and 10,000,000 of such number to be denominated preferred shares. As a result of the split, 2,940,000 shares were canceled. On October 17, 2000 the Board of Directors authorized a 4 to 1 forward stock split. As a result of the split, 180,000 shares were issued. All references in the accompanying financial statements to the number of common shares and per-share amounts for 2000 have been restated to reflect the stock split.

NOTE 6 - COMMON STOCK TRANSACTIONS

        From July to September 2000, the Company issued 8,000,000 (post split) restricted common shares to various consultants for services at the market value on the date of issuance and 14,300,000 (post split) restricted common shares to individuals for cash at $.005245 per share.

                            THE X-CHANGE CORPORATION
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                                   (Continued)


NOTE 7 - SUBSEQUENT EVENTS

        On January 15, 2002, the Company and its newly created wholly owned subsidiary X- Change Technologies Corp, merged with WEBiX, Inc. (a Florida Corporation). As a result, the Company acquired the business and operations of WEBiX, in exchange for the issuance of a controlling interest in The X-Change Corporations' shares to the former shareholders of WEBiX. Under the Plan of Merger, 24,000,000 shares of Common Stock, 4,000,000 shares of Series A Convertible Preferred Stock (convertible into 40,000,000 shares of Common Stock) and 40,000,000 warrants were issued. In addition, certain existing shareholders of the Company surrendered approximately 9,500,000 shares of Common Stock to treasury.

                           X-Change Technologies Corp
                              (Formerly WEBiX Inc.)
                          (A Development Stage Company)

                                       -:-

                          INDEPENDENT AUDITOR'S REPORT

                           DECEMBER 31, 2001 AND 2000

                                    CONTENTS

                                                                                       Page

Independent Auditor's Report...........................................................F - 1

Balance Sheets
  December 31, 2001 and 2000...........................................................F - 2

Statements of Operations for the
  Year Ending December 31, 2001 and
   the Period From November 17, 2000 (Inception) to December 31, 2000..................F - 3

Statement of Stockholders' Equity for the
  Period November 17, 2000 (Inception) to December 31, 2001............................F - 4

Statements of Cash Flows for the
  Year Ending December 31, 2001 and
   the Period From November 17, 2000 (Inception) to December 31, 2000..................F - 6

Notes to Financial Statements..........................................................F - 8

                          INDEPENDENT AUDITOR'S REPORT


X-Change Technologies Corp (Formerly WEBiX Inc.)
(A Development Stage Company)


        We have audited the accompanying balance sheets of X-Change Technologies Corp (Formerly WEBiX Inc.) (a development stage company) as of December 31, 2001 and 2000, and the related statements of operations and cash flows for the year ending December 31, 2001 and the period from November 17, 2000 (Inception) to December 31, 2000 and the statement of stockholders' equity for the period November 17, 2000 (Inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of X-Change Technologies Corp (Formerly WEBiX Inc.) (a development stage company) as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the year ending December 31, 2001 and the period from November 17, 2000 (Inception) to December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

                                                   Respectfully submitted



                                                   /S/ ROBISON, HILL & CO.
                                                   Certified Public Accountants

Salt Lake City, Utah
March 23, 2002

                           X-CHANGE TECHNOLOGIES CORP
                              (Formerly WEBiX Inc.)
                          (A Development Stage Company)
                                 BALANCE SHEETS

                                                               December 31,
                                                      -------------------------------
                                                           2001             2000
                                                      ---------------  --------------
ASSETS:
Current Assets:
   Cash                                               $         4,055  $            -
                                                      ---------------  --------------
       Total Current Assets                                     4,055               -
                                                      ---------------  --------------

Fixed Assets:
   Office Equipment                                            11,349           2,297
   Accumulated Depreciation                                    (1,527)           (115)
                                                      ---------------  --------------
       Net Fixed Assets                                         9,822           2,182
                                                      ---------------  --------------

Intangibles and Other Assets:
   Licensing and Distribution Rights - WebIAm                 483,758               -
   Accumulated Amortization                                   (67,189)              -
                                                      ---------------  --------------
       Net Intangible and Other Assets                        416,569               -
                                                      ---------------  --------------

Total Assets                                          $       430,446  $        2,182
                                                      ===============  ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
-------------------------------------
Current Liabilities:
   Accounts payable                                   $        78,010  $            -
   Accrued Salaries                                                 -          30,833
   Loans payable - shareholders                                44,418           1,863
                                                      ---------------  --------------
          Total Current Liabilities                           122,428          32,696
                                                      ---------------  --------------

Stockholders' Equity (Deficit):
   Preferred Stock, Par Value $.01, Authorized
   2,500,000 shares, Issued 914,500 and 0
    at December 31, 2001 and 2000                               9,145               -
  Common Stock, Par value $.01, Authorized
    7,500,000 Shares, Issued 1,100,000 and 600,000
    at December 31, 2001 and 2000                              11,000           6,000
  Paid-In Capital                                           1,129,355           4,000
  Deficit Accumulated During the Development Stage           (841,482)        (40,514)
                                                      ---------------  --------------
     Total Stockholders' Equity (Deficit)                     308,018         (30,514)
                                                      ---------------  --------------

     Total Liabilities and Stockholders' Equity               430,446  $        2,182
                                                      ===============  ==============

   The accompanying notes are an integral part of these financial statements.

                           X-CHANGE TECHNOLOGIES CORP
                              (Formerly WEBiX Inc.)
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS

                                                                   Cumulative
                                                                      since
                                                                  November 17,
                                                                      2000
                                  For the Year   For the Period     Inception
                                     Ending          Ending            of
                                  December 31,    December 31,     Development
                                      2001            2000            Stage
                                 --------------  --------------  ---------------

Revenues:                        $            -  $            -  $             -
                                 --------------  --------------  ---------------

Expenses:
   General & Administrative             796,569          40,484          837,053
                                 --------------  --------------  ---------------

Operating Loss                         (796,569)        (40,484)        (837,053)

Other Income (Expense):
   Interest                              (4,399)            (30)          (4,429)
                                 --------------  --------------  ---------------

Loss Before Income Taxes               (800,968)        (40,514)        (841,482)
   Income Taxes                               -               -                -
                                 --------------  --------------  ---------------

     Net Loss                    $     (800,968) $      (40,514) $      (841,482)
                                 ==============  ==============  ===============

Basic & Diluted loss per share   $       (0.59)  $       (0.07)
                                 ==============  ==============








   The accompanying notes are an integral part of these financial statements.

                           X-CHANGE TECHNOLOGIES CORP
                              (Formerly WEBiX Inc.)
                          (A Development Stage Company)
                        STATEMENT OF STOCKHOLDERS' EQUITY
     FOR THE PERIOD FROM NOVEMBER 17, 2000 (INCEPTION) TO DECEMBER 31, 2001

                                                                                               Deficit
                                                                                             Accumulated
                                                                                                Since
                                                                                            November 17,
                                                                                                2000
                                                                                            Inception of
                                    Preferred Stock         Common Stock         Paid-In     Development
                                   Shares   Par Value    Shares    Par Value     Capital        Stage
                                 ---------- ---------- ---------- ------------ ----------- ---------------
Balance at November 17, 2000
    (Inception)                           - $        -          - $          - $         - $             -

November 17, 2000 Shares
  Issued for Cash                         -          -         10           10       9,990               -

Net Loss                                  -          -          -            -           -         (40,514)
                                 ---------- ---------- ---------- ------------ ----------- ---------------

Balance at December 31, 2000
  As Originally Reported                  -          -         10           10       9,990         (40,514)

Retroactive adjustment for
  60,000 to 1 stock split
  July 16, 2001                           -          -    599,990        5,990      (5,990)              -
                                 ---------- ---------- ---------- ------------ ----------- ---------------

Restated Balance January 1, 2001          -          -    600,000        6,000       4,000         (40,514)

February 28, 2001, Shares Issued
  For Cash                                -          -    350,000        3,500      71,500               -

June 30, 2001 Shares Issued For
  Acquisition of Licensing                -          -    150,000        1,500     148,500               -
 Cash                               590,000      5,900          -            -     584,100               -
 Expenses                             6,800         68          -            -       6,732               -

July 30, 2001, Shares Issued
  For Cash                          125,000      1,250          -            -     123,750               -

August 31, 2001, Shares Issued
  For Cash                          105,000      1,050          -            -     103,950               -

                           X-CHANGE TECHNOLOGIES CORP
                              (Formerly WEBiX Inc.)
                          (A Development Stage Company)
                        STATEMENT OF STOCKHOLDERS' EQUITY
     FOR THE PERIOD FROM NOVEMBER 17, 2000 (INCEPTION) TO DECEMBER 31, 2001

                                                                                               Deficit
                                                                                             Accumulated
                                                                                                Since
                                                                                            November 17,
                                                                                                2000
                                                                                            Inception of
                                    Preferred Stock         Common Stock         Paid-In     Development
                                   Shares   Par Value    Shares    Par Value     Capital        Stage
                                 ---------- ---------- ---------- ------------ ----------- ---------------
November 2, 2001, Shares Issued
  For Cash                           25,000 $      250          - $            $ -  24,750 $             -

December 7, 2001, Shares Issued
  For Cash                           50,000        500          -            -      49,500               -
  For Expenses                       12,700        127          -            -      12,573               -

Net Loss                                  -          -          -            -           -        (800,968)
                                 ---------- ---------- ---------- ------------ ----------- ---------------

Balance at December 31, 2001        914,500 $    9,145  1,100,000 $     11,000   1,129,355 $      (841,482)
                                 ========== ========== ========== ============ =========== ===============















   The accompanying notes are an integral part of these financial statements.

                           X-CHANGE TECHNOLOGIES CORP
                              (Formerly WEBiX Inc.)
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                            Cumulative
                                                                               Since
                                                                           November 17,
                                             For the Year  For the Period      2000
                                                Ending         Ending      Inception of
                                             December 31,   December 31,    Development
                                                 2001           2000           Stage
                                            -------------- -------------- ---------------
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss                                    $     (800,968)$      (40,514)$      (841,482)

Adjustments to Reconcile Net Loss to Net
Cash Used in Operating Activities:
   Depreciation and Amortization                    68,601            115          68,716
   Issuance of Preferred Stock for Expenses         19,500              -          19,500
   Issuance of Common Stock for
      Licensing Rights                             150,000              -         150,000

Increase (Decrease) in Accounts Payable             78,010              -          78,010
Increase (Decrease) in Accrued Salaries            (30,833)        30,833               -
                                            -------------- -------------- ---------------

  Net Cash Used in Operating Activities           (515,690)        (9,566)       (525,256)
                                            -------------- -------------- ---------------

CASH FLOWS FROM INVESTING
ACTIVITIES:
Purchase and Development of Licensing
  Rights                                          (483,758)             -        (483,758)
Purchase of Office Equipment                        (9,051)        (2,297)        (11,348)
                                            -------------- -------------- ---------------

Net Cash Provided by Investing Activities         (492,809)        (2,297)       (495,106)
                                            -------------- -------------- ---------------

CASH FLOWS FROM FINANCING
ACTIVITIES:
Increase Shareholder Loans                          42,555          1,863          44,418
Issuance of Preferred Stock for Cash               895,000              -         895,000
Issuance of Common Stock for Cash                   75,000         10,000          85,000
                                            -------------- -------------- ---------------

Net Cash Provided by Financing Activities        1,012,555         11,863       1,024,418
                                            -------------- -------------- ---------------

                           X-CHANGE TECHNOLOGIES CORP
                              (Formerly WEBiX Inc.)
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS
                                   (Continued)

                                                                            Cumulative
                                                                               Since
                                                                           November 17,
                                             For the Year  For the Period      2000
                                                Ending         Ending      Inception of
                                             December 31,   December 31,    Development
                                                 2001           2000           Stage
                                            -------------- -------------- ---------------
Net (Decrease) Increase in
  Cash and Cash Equivalents                          4,056              -           4,056
Cash and Cash Equivalents
  at Beginning of Period                                 -              -               -
                                            -------------- -------------- ---------------
Cash and Cash Equivalents
  at End of Period                          $        4,056 $            - $         4,056
                                            ============== ============== ===============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
  Interest                                  $        2,891 $            - $         2,891
  Franchise and income taxes                $            - $            - $             -

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING
ACTIVITIES:

On June 30, 2001, the Company obtained licensing and distribution rights for WebIAm software in exchange for $100,000 and 150,000 common shares valued at a $1 per share along with assuming $68,111 in WebIAm's accounts payable.











   The accompanying notes are an integral part of these financial statements.

                           X-CHANGE TECHNOLOGIES CORP
                              (Formerly WEBiX Inc.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        This summary of accounting policies for X-Change Technologies Corp (Formerly WEBiX Inc.) (a development stage company) is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Organization and Basis of Presentation

        The Company was incorporated under the laws of the State of Florida on November 17, 2000. Since November 17, 2000, the Company is in the development stage, and has not commenced planned principal operations.

        On January 15, 2002, the Company merged with X-Change Technologies Corp (a wholly owned subsidiary of The X-Change Corporation). This merger resulted in the Company's business and operations being acquired in exchange for a controlling interest in the acquiring Company's shares.

Nature of Business

        The Company is in the process of developing, marketing and hosting an internet accessible trading market for securities that are currently quoted on the OTC Bulletin Board. Upon establishment of the Company's trading market, the Company intends to offer access to its web site on a subscription basis and intends to charge transaction fees for all transactions that are processed through the system.

Cash and Cash Equivalents

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           X-CHANGE TECHNOLOGIES CORP
                              (Formerly WEBiX Inc.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Property and Equipment

        Property and equipment are stated at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives, principally on a straight-line basis from 3 to 5 years.

        Upon sale or other disposition of property and equipment, the cost and related accumulated depreciation or amortization are removed from the accounts and any gain or loss is included in the determination of income or loss.

        Expenditures for maintenance and repairs are charged to expense as incurred. Major overhauls and betterments are capitalized and depreciated over their useful lives.

        The Company identifies and records impairment losses on long-lived assets such as property and equipment when events and circumstances indicate that such assets might be impaired. The Company considers factors such as significant changes in the regulatory or business climate and projected future cash flows from the respective asset. Impairment losses are measured as the amount by which the carrying amount of intangible asset exceeds its fair value.

Intangible Assets

        Intangible assets are valued at cost and are being amortized on the straight-line basis over a period of three years in accordance with FAS-86. The amortization period is management's estimate of useful economic life of the asset. The initial valuation of licensing and distribution rights for the software products were derived from what Management believes to be arms length negotiation.

        The Company identifies and records impairment losses on intangible assets when events and circumstances indicate that such assets might be impaired. The Company considers factors such as significant changes in the regulatory or business climate and projected future cash flows from the respective asset. Impairment losses are measured as the amount by which the carrying amount of intangible asset exceeds its fair value.

                           X-CHANGE TECHNOLOGIES CORP
                              (Formerly WEBiX Inc.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Loss per Share

        The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:

                                                                                  Per-Share
                                                  Income           Shares           Amount
                                                  ------           ------           ------
                                                (Numerator)     (Denominator)

                                                    For the Year Ended December 31, 2001
Basic Loss per Share
Loss to common shareholders                   $      (800,968)       1,362,939  $       (0.59)
                                              ===============  ===============  ==============


                                                   For the Period Ended December 31, 2000
Basic Loss per Share
Loss to common shareholders                   $       (40,514)         600,000  $       (0.07)
                                              ===============  ===============  ==============

        The  effect  of   outstanding   common   stock   equivalents   would  be
anti-dilutive for December 31, 2001 and 2000 and are thus not considered.

Concentration of Credit Risk

        The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

Stock Compensation for Non-Employees

        The Company accounts for the fair value of its stock compensation grants for non-employees in accordance with FASB Statement 123. The fair value of each grant is equal to the market price of the Company's stock on the date of grant if an active market exists or at a value determined in an arms length negotiation between the Company and the non-employee.

                           X-CHANGE TECHNOLOGIES CORP
                              (Formerly WEBiX Inc.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                                   (Continued)

NOTE 2 - INCOME TAXES

        As of December 31, 2001, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $1,129,000 that may be offset against future taxable income through 2021. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

NOTE 3 - DEVELOPMENT STAGE COMPANY/ GOING CONCERN

        The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage. Continuation of the Company as a going concern is dependent upon obtaining the additional working capital necessary to be successful in its planned activity, and the management of the Company has developed a strategy, which it believes will accomplish this objective through additional equity funding and long term financing, which will enable the Company to operate for the coming year.

NOTE 4 - COMMITMENTS

        On June 25, 2001, the Company entered into a three year lease agreement for its office facilities. The rental charges are approximately $54,000 to $57,000 per year.

        The minimum future lease payments under these leases for the next five years is:


   Twelve Months
   Ended June 30:
--------------------
        2001                                     $       54,000
        2003                                             55,620
        2004                                             57,289
        2005                                                  -
        2006                                                  -
                                                 --------------
        Total minimum future lease payments      $      166,909
                                                 ==============

        In conjunction with the acquisition of WebIAm software rights the company has a commitment to pay $5,700 per month for web hosting and $700 per month for hardware.

                           X-CHANGE TECHNOLOGIES CORP
                              (Formerly WEBiX Inc.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                                   (Continued)

NOTE 5 - LOANS FROM SHAREHOLDERS AND OTHER RELATED PARTY
TRANSACTIONS

        As  of  December  31,  2001  and  2000,   shareholder  payables  include
approximately $44,418 and $1,863 owing to a major shareholder at an interest rate of 10%.

NOTE 6 - PREFERRED STOCK

        On July 16, 2001, the Company created convertible Series A 7% Convertible Preferred Stock, authorizing the issuance of 2,500,000 shares of convertible preferred stock to be sold, with a par value of $.01. The preferred stock are convertible at a ratio of 1 share of common stock per preferred share converted.

        The Corporation is under no obligation to pay dividends. The holders of the Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, and in any event upon liquidation, dissolution, or winding-up of the Corporation, out of funds legally available therefore, dividends at the annual rate of $.07 per share of Series A Preferred Stock (adjusted for any stock dividend, stock split, etc.), payable in preference and priority to any payment of any dividend o the Common Stock.

        In the event of any liquidation, dissolution or winding-up of the Corporation, the holders of outstanding shares of Series A Preferred shall be entitled to be paid out of the assets of the Corporation available for distribution to shareholders, before any payment shall be made to or set aside for holders of the Common Stock, an amount of $1 per share of Series A Preferred plus all accrued but unpaid dividends.

NOTE 7 - STOCK SPLIT

        On July 16, 2001 the Board of Directors authorized a 60,000 to 1 stock split. As a result of the split, 599,990 shares were issued. Also on July 16, 2001, the number of authorized shares was increased from 100 to 7,500,000 Common and 1,500,000 shares of Preferred along with the par value was changed from $1 to $.01. All references in the accompanying financial statements to the number of common shares and per-share amounts for 2001 and 2000 have been restated to reflect the stock split.

                           X-CHANGE TECHNOLOGIES CORP
                              (Formerly WEBiX Inc.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                                   (Continued)

NOTE 8 - COMMON STOCK TRANSACTIONS

        On November 17, 2000, the Company issued 600,000 (post split) common shares to the President in exchange for $10,000 cash.

        On June 30, 2001, the Company issued 150,000 common shares valued at $1 per share for partial payment of licensing rights for WebIAm Software.

        Throughout 2001, 350,000 shares of common stock were purchased at $.21 per share and 895,000 shares of preferred stock were purchased at $1 per share. Also 19,500 preferred shares were issued in exchange for services.

NOTE 7 - SUBSEQUENT EVENTS

        On January 15, 2002, the Company merged with X-Change Technologies Corp (a wholly owned subsidiary of The X-Change Corporation) (a Nevada Corporation). As a result, the Company's business and operations were acquired in exchange for the issuance of a controlling interest in The X-Change Corporations' shares. Under the Plan of Merger, the shareholders of The X-Change Corporation surrendered 9,540,000 shares of Common Stock and 24,000,000 shares of Common Stock, par value $.001 were issued to the Common Stock shareholders of WEBiX Inc and 4,000,000 shares of Series A Preferred Stock, par value $.001 (Convertible into 40,000,000 shares of Common Stock) and 40,000,000 warrants were issued to the Preferred Stock shareholders of WEBiX Inc.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

        On January 15, 2002, The X-Change Corporation and its wholly owned subsidiary X-Change Technologies Corp acquired the business and operations of WEBiX Inc. See "The Merger". The following unaudited pro forma condensed combined financial statements are based on the December 31, 2001 historical financial statements of The X-Change Corporation and WEBiX Inc contained elsewhere herein, giving effect to the transaction under the purchase method of accounting, with WEBiX Inc treated as the acquiring entity for financial reporting purposes.

        The unaudited pro forma condensed combined balance sheet presenting the financial position of the Surviving Corporation assumes the purchase occurred as of December 31, 2001. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2001 presents the results of operations of the Surviving Corporation, assuming the merger was completed on January 1, 2001.

        The unaudited pro forma condensed combined financial statements have been prepared by management of The X-Change Corporation and WEBiX Inc based on the financial statements included elsewhere herein. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. These pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial information of The X-Change Corporation and WEBiX Inc (including the notes thereto) included in this Form. See "FINANCIAL STATEMENTS."

                          UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                       DECEMBER 31, 2001

                                                                                                                      Pro Forma
                                                                 The X-Change                      Pro Forma           Combined
                                                                  Corporation      WEBiX, Inc     Adjustments          Balance
                                                                ---------------  --------------  --------------     --------------
ASSETS
Current Assets                                                  $             -  $        4,055  $            -     $        4,055

Fixed Assets (net)                                                            -           9,822               -              9,822
Other Assets                                                                  -         416,569               -            416,569
                                                                ---------------  --------------  --------------     --------------

     Total Assets                                               $             -  $      430,446  $            -     $      430,446
                                                                ===============  ==============  ==============     ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts Payable & Accrued Expenses                             $         1,218  $       78,010  $            -     $       79,228
Liabilities                                                              19,821          44,418         (19,821)   A        44,418
                                                                ---------------  --------------  --------------     --------------

     Total Liabilities                                                   21,039         122,428         (19,821)           123,646
                                                                ---------------  --------------  --------------     --------------

Stockholders' Equity:
  Preferred Stock                                                             -           9,145          (5,145)   A         4,000
  Common Stock                                                           22,540          11,000           3,462    A        37,002
  Additional Paid in Capital                                            543,243       1,129,355        (565,318)   A     1,107,280
  Retained Earnings (Deficit)                                          (536,688)              -         536,688    A             -
  Deficit Accumulated During the
     Development Stage                                                  (50,134)       (841,482)         50,134    A      (841,482)
                                                                ---------------  --------------  --------------     --------------
     Total Stockholders' Equity (Deficit)                               (21,039)        308,018          19,821            306,800
                                                                ---------------  --------------  --------------     --------------

     Total Liabilities and Stockholders' Equity                 $             -  $      430,446  $            -     $      430,446
                                                                ===============  ==============  ==============     ==============

    See accompanying notes to unaudited pro forma condensed combined financial statements.

                         UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                             FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                                      Pro Forma
                                                                 The X-Change                      Pro Forma           Combined
                                                                  Corporation      WEBiX, Inc     Adjustments          Balance
                                                                ---------------  --------------  --------------     --------------
Revenues                                                        $             -  $            -  $            -     $            -

Expenses:
   Sales & Marketing                                                          -               -               -                  -
   General & Administrative                                               5,777         796,569               -            802,346
                                                                ---------------  --------------  --------------     --------------
          Total Operating Expenses                                        5,777         796,569               -            802,346
                                                                ---------------  --------------  --------------     --------------

Net Operating Income (Loss)                                              (5,777)       (796,569)              -           (802,346)

Other Income (Expense)                                                        -          (4,399)              -             (4,399)
Taxes                                                                         -               -               -                  -
                                                                ---------------  --------------  --------------     --------------

Net Income (Loss)                                               $        (5,777) $     (800,968) $            -           (806,745)
                                                                ===============  ==============  ==============     ==============

Loss per share                                                  $             -  $       (0.59)  $            -     $       (0.01)
                                                                ===============  ==============  ==============     ==============

Weighted average shares outstanding                                  22,540,000       1,362,939                         77,002,000
                                                                ===============  ==============                     ==============



    See accompanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
STATEMENTS

(1)     General

In the merger involving The X-Change Corporation and WEBiX Inc, WEBiX was merged with and into X-Change Technologies Corp, a wholly owned subsidiary of The X-Change Corporation. Under the Plan of Merger, WEBiX's Common Stock shareholders received 24,000,000 shares of The X-Change Corporations' Common Stock, and the Preferred Stock shareholders received 4,000,000 shares of The X-Change Corporations' Series A Preferred Stock (Convertible into 40,000,000 shares of Common Stock) along with 40,000,000 warrants, or approximately 65% of the New Common Stock outstanding and 100% of the New Preferred Stock outstanding subsequent to the Merger. WEBiX has not yet performed a detailed evaluation and appraisal of the fair market value of the net assets sold in order to allocate the purchase price among the assets sold. For purposes of preparing these pro forma financial statements, certain assumptions as set forth in the notes to the pro forma adjustments have been made in allocating the sales price to the net assets sold. As such, the pro forma adjustments discussed below are subject to change based on final appraisals and determination of the fair market value of the assets and liabilities of WEBiX.

(2)     Fiscal Year Ends

        The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2001, include The X-Change Corporation's and WEBiX's operations on a common fiscal year.

(3)     Pro Forma Adjustments

        The adjustments to the accompanying unaudited pro forma condensed combined balance sheet as of December 31, 2001, are described below:

        (A) Record acquisition of WEBiX by surrendering 9,540,000 shares of Common Stock from the shareholders of The X-Change Corporation and by issuing 24,000,000 shares of Common Stock, par value $.001 and 4,000,000 shares of Series A Preferred Stock, par value $.001 to the shareholders of WEBiX and to eliminate shareholders loans from The X-Change Corporation

        The adjustments to the accompanying unaudited pro forma condensed combined statements of operations are described below:

        There are no anticipated adjustments to the statements of operations as a result of the merger.